CONFIDENTIAL TREATMENT REQUESTED.

CONFIDENTIAL PORTIONA OF THIS

DOCUMENT HAVE BEEN REDACTED

AND HAVE BEEN SEPARATELY

FILED WITH THE COMMISSION

1

FIRST AMENDMENT TO GOLF CONSULTANT AGREEMENT

RECITALS

A.	WHEREAS, Adams Golf, Inc. (ADAMS) and Thomas S. Watson (CONSULTANT) entered into a written golf consultant agreement dated August 30, 1999.

B.	WHEREAS, the parties entered into an addendum to the golf consultant agreement dated August 13, 2002.

C.

WHEREAS, the parties desire to settle their differences concerning their material rights and obligations arising out of the golf consultant agreement and addendum by entering into this First Amendment to Golf Consultant Agreement.

AGREEMENT

COMPENSATION

1.	For the final two years of the agreement, CONSULTANT shall receive a retainer of [XXXXX] ([XXXXX]) per year payable as follows:

A.	For the contract year commencing September 1, 2002 through August 31, 2003, CONSULTANT shall receive the entire [XXXXX] ([XXXXX]) upon entering into this amended agreement.

B.	For the final contract year commencing September 1, 2003 through August 31, 2004, CONSULTANT shall receive [XXXXX] ([XXXXX]) on September 1, 2003 and [XXXXX] ([XXXXX]) on March 1, 2004.

2.

In addition, if CONSULTANT wins any of the major tournaments of the PGA or SPGA tours, he shall receive a win bonus of [XXXXX] ([XXXXX]) dollars per win. For the purposes of this agreement, Major tournaments of the PGA tour shall be the Masters, U.S. Open, British Open and PGA Championship and major tournaments of the SPGA tour shall be the USGA Senior Open, Senior PGA, Tradition and Ford Seniors.

3.

In addition ADAMS grants CONSULTANT options to purchase [XXXXX] ([XXXXX])  shares of Adams Golf Inc.'s stock at [XXXXX] ([XXXXX]) per share. The options shall vest in six months. All stock options must be executed within five years of the termination of this agreement. The options will be provided pursuant to the Adams Golf Inc.'s 2002 Equity Incentive Plan and subject to the terms of a written stock option agreement that shall be provided to CONSULTANT concurrently with this amendment.

___________________________
[XXXXX] - Confidential Material redacted and filed separately with the Commmission

2

4.

Notwithstanding any other paragraph in the original agreement or the addendum to the contrary, the compensation amounts above shall be the total compensation to which CONSULTANT is entitled. The royalty payment rights concerning ADAMS' irons as provided in the original agreement are expressly eliminated.

5.

ADAMS grants CONSULTANT a security interest in its inventory and accounts receivable, second in position to GE Capital, to secure payment under this agreement. It is expressly understood that ADAMS has entered into a financing arrangement with GE Capital which does and shall continue to have first priority over ADAMS inventory and accounts receivables. ADAMS also shall have the right to replace the GE Capital financing arrangement with a similar financing arrangement, which under all circumstances shall have priority over CONSULTANT'S security interest. The security interest granted CONSULTANT shall attach upon execution of this amendment. As long as permitted by GE Capital, ADAMS and CONSULTANT shall use best efforts to execute a Financing Statement in the state of Texas to perfect the security interest created by this amendment.

ENDORSEMENT RIGHTS

6.

Notwithstanding any contrary paragraphs in the original agreement including, but not limited to, paragraphs 3.2 and 3.3, CONSULTANT shall be entitled to endorse the [XXXXX]    golf ball and have the name "[XXXXX]" on his Adams headwear and golf bag in a location and size consistent with CONSULTANT'S historical practice prior to this first amendment.

7.

CONSULTANT shall be entitled to add an additional third-party endorsement to his Adams Golf bag, so long as the endorsement is not of a company that manufactures golf clubs or a brand under which golf clubs are sold. The location and size of the endorsement is subject to the approval of ADAMS, which shall not be unreasonably withheld.

PERSONAL APPEARANCES

8.	CONSULTANT's [XXXXX] personal appearance days per contract year, required by paragraph 3.11 of the original agreement, are eliminated.

OTHER PROVISIONS

9.

ADAMS has alleged that CONSULTANT breeched the original agreement. By entering into this First Amendment, ADAMS hereby declares the alleged breech cured and further releases CONSULTANT from any claims ADAMS had or may have relative to the alleged breech of the original agreement.

3

10.	All other provisions of the original Agreement of August 30, 1999 not modified hereby shall remain in full force and effect.

4

IN WITNESS WHEREOF, parties hereto have caused this Agreement to be executed as of the date(s) set forth below.

CONSULTANT

Date: 9/30/02	By:	/s/ David Enenbach, as agent for Tom Watson
Tom Watson

COMPANY NAME CORPORATION

Date: 9/30/02	By:	/s/ Chip Brewer
Chip Brewer
Chief Executive Officer of Adams Golf, Inc.

5